UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-21129

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

(Exact name of registrant as specified in charter)

301 E. Colorado Boulevard, Suite 720

                         Pasadena, CA 91101

(Address of principal executive offices) (Zip code)

R. Eric Chadwick

Flaherty & Crumrine Incorporated

301 E. Colorado Boulevard, Suite 720

                         Pasadena, CA 91101

(Name and address of agent for service)

Registrant’s telephone number, including area code:  626-795-7300

Date of fiscal year end:  November 30

Date of reporting period:   May 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

FLAHERTY & CRUMRINE PREFERRED SECURITIES INCOME FUND

To the Shareholders of Flaherty & Crumrine Preferred Securities Income Fund (“FFC”):

The Fund turned in another strong quarter as preferred securities continued to benefit from a global search for yield, a benign economic backdrop, and favorable market technicals. Total return1 on net asset value (“NAV”) was 5.4% for the fiscal quarter2 and 13.2% for the first half of the fiscal year. Total return on market price of Fund shares over the same periods was 11.3% and 16.3%, respectively.

The table below shows Fund returns over various measurement periods, and they continue to be very strong. The table includes performance of two indices, Bloomberg Barclays U.S. Aggregate and S&P 500, as proxies for bond and stock markets, respectively. While neither is a benchmark for Fund performance, they provide context for returns on broad asset categories.

TOTAL RETURN ON NET ASSET VALUE

FOR PERIODS ENDED MAY 31, 2017

	Actual Returns			Average Annualized Returns

	Three Months	Six Months	One Year	Three Years	Five Years	Ten Years	Life of Fund(1)
Flaherty & Crumrine Preferred Securities Income Fund	5.4%	13.2%	14.9%	9.7%	12.4%	9.2%	8.7%
Bloomberg Barclays U.S. Aggregate Index(2)	1.5%	2.5%	1.6%	2.5%	2.2%	4.5%	4.3%
S&P 500 Index(3)	2.6%	10.8%	17.5%	10.1%	15.4%	6.9%	9.7%

(1)	Since inception on January 29, 2003.
(2)	The Bloomberg Barclays U.S. Aggregate Index is an unmanaged index considered representative of the U.S. investment grade, fixed-rate bond market.
(3)	The S&P 500 is a capitalization-weighted index of 500 common stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. In addition, NAV performance will vary from market price performance, and you may have a taxable gain or loss when you sell your shares.

Flows into bond and stock markets have been impressive in 2017, and this demand coupled with limited supply continued to push prices higher. As has been widely reported, stock-market volatility has reached near-record lows. Combined with low interest rates, this environment has been very supportive of risk assets.

One of the best-performing segments of the portfolio has been fixed-to-float securities that trade at a discount to par value and are nearing (or have entered) their floating rate period. For much of 2016, this segment lagged the broader market as investors were concerned about interest rates remaining low forever. However, rate hikes by the Federal Reserve both flattened the yield curve and raised prospects for further monetary tightening, narrowing the current and expected yield gap between floating-rate and fixed-rate

[1]	Following the methodology required by the Securities and Exchange Commission, total return assumes dividend reinvestment.
[2]	March 1, 2017—May 31, 2017

preferreds. Rather than a floating-rate security with a very low coupon, investors are hopeful these will now produce reasonable income with low duration—and this could lead to prices migrating back toward par value. Securities that were trading around 75% of par value are now up to the low 90% range, with many nearing par value. As of May 31, 2017, the Fund had approximately 68% in fixed-to-float securities—although there is a broad mix of dates when coupons begin to float.

It is difficult to identify laggards in the portfolio over this period as most securities turned in positive performances—but of course some did better than others. Securities with higher fixed-rate coupons and shortening call protection produced great levels of income for many years. However, given prices well above par value, it simply wasn’t possible in the current interest-rate environment for their total returns to keep pace with the discount securities mentioned above.

As a reminder, there is a direct inverse relationship in fixed-income securities (including preferreds) between price and yield, and higher prices have led to lower yields on securities. The yield curve has flattened this year, and mid- to longer-term Treasury yields have remained low. At the same time, yield spreads on preferreds (above comparable Treasury yields) have narrowed. This has resulted in excellent price gains and total return for the Fund, but it also means portfolio yield has been coming down.

We maintain various levels of call protection across the portfolio to avoid concentrated exposure to any one interest-rate scenario, but in this sustained low-rate environment, reinvestment rates are below most coupons currently in the portfolio. Additionally, while securities moving from fixed to floating-rate have performed quite well this year, their floating-rate coupons are still well below their prior fixed-rate coupons. Combined with higher leverage costs, the result is likely to be lower overall levels of income that can be distributed by the Fund. We encourage you to read the topic that follows in this report for a more detailed discussion of monthly distributions to Fund Shareholders.

Lack of new-issue supply in the preferred market has been a leading factor behind market strength, as demand for preferreds must be satisfied mostly in secondary markets. If preferreds were the only asset class moving higher, we might be more guarded about the magnitude of recent price performance. However, broader bond and equity markets around the world have continued to show strength based on a supportive economic and technical backdrop. Global interest rates remain low, economic growth is moderate in developed economies, and inflation generally remains below target. We expect the path to higher U.S. interest rates will be gradual and likely accompanied by a flatter yield curve over the near-term. Combined with excellent overall credit quality at issuers of preferreds, we expect returns on preferred securities to remain competitive—albeit generated more from coupon than additional price appreciation.

We encourage you to read the discussion topics that follow, as we dig deeper into subjects mentioned here as well as others of interest to shareholders. In addition, visit the Fund’s website, www.preferredincome.com, for timely and important information.

Sincerely,

The Flaherty & Crumrine Portfolio Management Team

June 30, 2017

DISCUSSION TOPICS

(Unaudited)

The Fund’s Portfolio Results and Components of Total Return on NAV

The table below presents a breakdown of the components that comprise the Fund’s total return on NAV over the recent six months. These components include: (a) the total return on the Fund’s portfolio of securities; (b) any returns from hedging the portfolio against significant increases in long-term interest rates; (c) the impact of utilizing leverage to enhance returns to shareholders; and (d) the Fund’s operating expenses. When all of these components are added together, they comprise the total return on NAV.

Components of FFC’s Total Return on NAV

for the Six Months Ended May 31, 20171

Total Return on Unleveraged Securities Portfolio (including principal change and income)		9.3%
Return from Interest Rate Hedging Strategy		N/A
Impact of Leverage (including leverage expense)		4.3%
Expenses (excluding leverage expense)		(0.4)%
[1] Actual, not annualized	Total Return on NAV	13.2%

For the six months ended May 31, 2017 the BofA Merrill Lynch 8% Constrained Core West Preferred & Jr Subordinated Securities IndexSM (P8JC)1 returned 7.8%. This index reflects the various segments of the preferred securities market constituting the Fund’s primary focus. Since this index return excludes all expenses and the impact of leverage, it compares most directly to the top line in the Fund’s performance table above (Total Return on Unleveraged Securities Portfolio).

Total Return on Market Price of Fund Shares

While our focus is primarily on managing the Fund’s investment portfolio, our shareholders’ actual return is comprised of the Fund’s monthly dividend payments plus changes in the market price of Fund shares. During the six-month period ending May 31, 2017, total return on market price of Fund shares was 16.3%.

Historically, the preferred securities market has experienced price volatility consistent with those of other fixed-income securities. However, since mid-2007 it has become clear that preferred-security valuations, including both the Fund’s NAV and the market price of its shares, can move dramatically when there is volatility in financial markets. The chart below contrasts the relative stability of the Fund’s earlier period with the more recent volatility in both its NAV and market price. Many fixed-income asset classes experienced increased volatility over this period.

[1]

The BofA Merrill Lynch 8% Constrained Core West Preferred & Jr Subordinated Securities IndexSM (P8JC) includes U.S. dollar-denominated investment-grade or below investment-grade, fixed rate, floating rate or fixed-to-floating rate, retail or institutionally structured preferred securities of U.S. and foreign issuers with issuer concentration capped at 8%. All index returns include interest and dividend income, and, unlike the Fund’s returns, are unmanaged and do not reflect any expenses.

In a more perfect world, the market price of Fund shares and its NAV, as shown in the above chart, would track more closely. If so, any premium or discount (calculated as the difference between these two inputs and expressed as a percentage) would remain relatively close to zero. However, as can be seen in the chart below, this often has not been the case.

Although divergence between NAV and market price of a closed-end fund is generally driven by supply/demand imbalances affecting its market price, we can only speculate about why the relationship between the Fund’s market price and NAV hasn’t been closer.

Based on a closing price of $21.97 on June 30th and assuming its current monthly distribution of $0.128 does not change, the annualized yield on market price of Fund shares is 7.0%. Of course, there can be no guarantee that the Fund’s dividend will not change based on market conditions.

U.S. Economic and Credit Outlook

The U.S. economy continues to grow at a moderate pace. Inflation-adjusted gross domestic product (real GDP) rose by 1.4% in the first quarter of 2017 and 2.1% over four quarters ending in March. Economists expect growth of 2.3% (Q4 to Q4) in 2017 overall.2 That is slightly better than the economy’s 2% average growth pace since 2011—and in-line with our own view—but it’s disappointing to investors who anticipated still-faster growth under a Trump administration.

So far, little progress has been made on Trump administration policies that might affect the U.S. economy, either positively or negatively. Some regulatory burdens have been eased at the margin, but health-care reform, tax reform, fiscal stimulus, and trade and immigration policies remain largely undecided. Political stasis reinforces our view that policy change will be limited and, therefore, likely to affect economic growth and monetary policy only at the margin.

More positively, U.S. consumers remain in good shape. Employment rose by 1.6% and hourly wages were up 2.5% over 12 months ending in May. Personal income and consumption were up 3.5% and 4.2%, respectively, over the same period, while inflation was subdued. Job growth is likely to slow as the economy nears full employment (the unemployment rate was 4.3% in May), but higher wages and investment income should keep income growth around its current pace. Housing is buoyant with home sales hovering near recovery highs. Real residential investment rose 12.9% in the first quarter, and home prices have risen at a 5-6% rate. We expect personal consumption to hold at or a little above its recent pace, and housing should remain a bright spot for at least several more years.

Business spending also picked up. Real business investment rose by 10.4% in the first quarter after languishing in 2016. We expect that growth rate to ease since capacity is not yet strained, but business investment should at least keep pace with overall economic expansion.

Other segments of the U.S. economy, namely government consumption, inventories and net exports, will wax and wane from one quarter to the next, but we don’t expect them to drive medium-term economic growth. It’s worth noting, however, that U.S. import and export volumes rose impressively (up 6.5-7%) from 1Q2016 to 1Q2017, reflecting a quickening pace of global activity.

Inflation increased early in 2017, driven by higher labor costs, a rebound in energy prices on OPEC production cutbacks, and a weaker U.S. dollar. However, energy prices sagged recently. As a result, the consumer price index peaked at 2.7% year-over-year (YoY) in March but slowed to 1.9% YoY in May. Core CPI (excluding food and energy prices) also slowed from 2.2% to 1.7% YoY over the same period. We can’t predict where energy prices will go from here, but unless they rebound substantially, headline inflation is likely to remain low for the next several quarters—although wage pressures should gradually drive inflation toward the Federal Reserve’s target.

Moderate but steady economic growth along with higher inflation earlier in the year prompted the Federal Reserve to tighten monetary policy, raising its benchmark rate by 75 basis points (0.75%) since the start of the Fund’s fiscal year. The Fed also outlined plans to gradually reduce the size of its portfolio, something it probably will begin in the third quarter. Despite a 75 bp jump in short-term rates, the 30-year Treasury yield actually fell from 3.07% to 2.84% over six months ending June 30. A flatter yield curve has implications for the Fund’s dividends, which we discuss in a separate topic below.

[2]	The Livingston Survey, June 16, 2017, Federal Reserve Bank of Philadelphia.

Although higher rates are bad news for short-term borrowers, they have been very good news for financial institutions. Most banks today are “asset-sensitive”, meaning their assets reprice more quickly than their liabilities. As short-term rates rose, bank earnings improved substantially. Banks dramatically increased capital and liquidity since the financial crisis, but earnings had lagged. With earnings now picking up, it appears that a long period of capital accumulation at U.S. banks is coming to a close. In June, the Federal Reserve concluded its annual review of whether large banks have adequate capital and gave them a green light to return a greater share of earnings to shareholders through common stock buybacks and dividends. As investors in preferred securities, we are heartened by stronger earnings but worry about capital erosion. We believe banks (and their regulators) will balance capital returns with balance sheet strength, but it is something we will watch closely.

Looking beyond banks, credit fundamentals remain good in most other sectors. Energy companies have learned to live with lower prices for their products, and higher domestic production has boosted prospects for pipeline companies. Like banks, property and casualty insurance companies have benefitted from higher rates. However, life insurance companies, which purchase long-duration assets to match their long-term liabilities, should do better if long-term rates move up a bit too. REITs generally demonstrate high occupancy and strong fixed-charge coverage, although some retail-oriented REITs face rising vacancies. Utilities operate in a challenging environment of flat-to-lower demand for electricity along with rising costs for transmission, distribution and various environmental and renewables mandates. They remain strong financially, but leverage is creeping up. On balance, credit quality in the Fund’s portfolio remains sound—although a long period of improving credit fundamentals appears to be transitioning to one of overall stability.

As we noted in our opening letter, preferred securities attracted strong demand in the first half of this fiscal year, pushing down both overall preferred yields and their spreads to benchmark Treasuries. Although yields are materially lower, they are supported by a benign macroeconomic environment and good credit quality. We believe preferred securities remain attractive relative to other fixed-income alternatives, especially on an after-tax basis for taxable U.S. investors.

Monthly Distributions to Fund Shareholders

Over the past 18 months, the Federal Reserve has raised its target for the federal funds rate by a total of 1.00%, after seven years of near-zero interest rates. A target rate of 1.25% is still accommodative and consistent with the Fed’s go-slow approach. However, the Fed has hiked four times this cycle and Federal Open Market Committee (FOMC) members are still projecting another possible increase later in 2017.

In response, short-term interest rates have continued to move higher to reflect actual and expected adjustments in the Fed’s target. The Fund’s cost of leverage is linked to 3-month LIBOR, and the average cost of leverage was 1.0% for fiscal 2015, 1.4% for fiscal 2016, and the current rate would be 2.2% if reset today (actual resets occur quarterly). In addition to increases in 3-month LIBOR, the spread payable by the Fund over this rate also increased from 0.75% to 0.90% as of December 1, 2016. Although increased bank regulation has been a positive for credit quality and investments in the portfolio, costs associated with stiffer regulation get passed on to clients of a bank—and our leverage is bank-financed.

We have written many times about why the Fund continues to use leverage when short-term rates are moving higher and the implications of a possible hedging program for the cost of leverage. Rather than repeat the discussion here, we would point readers to this topic in the November 30, 2015 Annual Report, which can be found on the website at www.preferredincome.com.

In addition to increased cost of leverage, the Fund experienced modest issuer redemptions in the investment portfolio, requiring reinvestment of proceeds. In today’s rate environment, reinvestment coupons are lower than coupons being redeemed. This reinvestment process puts pressure on top-line earnings from the portfolio, again reducing distributable income.

These factors are incorporated into our dividend-setting process, and are also a normal part of the way credit markets function. Interest rates are not static, and neither are credit spreads. The portfolio is designed to have a wide range of coupons, call protection, and security structures—and each aspect will change over time. We seek to maintain a level of call protection in the portfolio to stagger the impact of changes in interest rates and credit spreads, but the portfolio will normally contain at least a portion subject to being called based on current market conditions. Leverage is utilized in the Fund to increase income and returns to shareholders, and leverage remains beneficial to distributable income even though its cost has increased.

The primary objective of the Fund is to produce high current income, and we believe the Fund will continue to meet that objective—even though distributable income may be reduced as we proceed through this economic cycle. Reductions are simply a reflection of changes in interest rates and credit spreads that have cumulated over time, but relative to fixed-income alternatives, the level of income produced should remain attractive. Fund shareholders have benefited from years of record-low interest rates and low leverage costs, but rates are beginning to come back into balance as the economic outlook improves. We believe the Fund’s strategy of investing in preferred securities and using leverage in an efficient manner will continue to produce a competitive distribution rate for shareholders.

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

PORTFOLIO OVERVIEW

May 31, 2017 (Unaudited)

Fund Statistics

Net Asset Value	$20.18

Market Price	$21.60

Premium	7.04%

Yield on Market Price	7.11%

Common Stock Shares Outstanding	44,085,362

Moody’s Ratings*	% of Net Assets†

A	1.3%

BBB	62.5%

BB	26.0%

Below “BB”	0.2%

Not Rated**	7.7%

Below Investment Grade***	23.5%

*	Ratings are from Moody’s Investors Service, Inc. “Not Rated” securities are those with no ratings available from Moody’s.
**	Does not include net other assets and liabilities of 2.3%.
***	Below investment grade by all of Moody’s, S&P, and Fitch.

Industry Categories	% of Net Assets†

Top 10 Holdings by Issuer	% of Net Assets†

PNC Financial Services Group	4.8%

JPMorgan Chase	4.7%

Wells Fargo & Company	4.3%

MetLife	4.3%

Liberty Mutual Group	3.6%

Citigroup	3.6%

Fifth Third Bancorp	3.3%

BNP Paribas	3.2%

Enbridge Energy Partners	2.9%

XL Group Limited	2.8%

% of Net Assets****†

Holdings Generating Qualified Dividend Income (QDI) for Individuals	57%

Holdings Generating Income Eligible for the Corporate Dividends Received Deduction (DRD)	44%

****	This does not reflect year-end results or actual tax categorization of Fund distributions. These percentages can, and do, change, perhaps significantly, depending on market conditions. Investors should consult their tax advisor regarding their personal situation.

†	Net Assets includes assets attributable to the use of leverage.

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

PORTFOLIO OF INVESTMENTS

May 31, 2017 (Unaudited)

Shares/$ Par		Value

Preferred Securities — 92.1%
	Banking — 49.4%
5,420	Astoria Financial Corp., 6.50%, Series C	$138,982	*
$5,103,000	Australia & New Zealand Banking Group Ltd., 6.75%, 144A****	5,671,311	**(2)
	Bank of America Corporation:
$6,310,000	8.00%, Series K	6,522,962	*(1)
$10,000,000	8.125%, Series M	10,431,250	*(1)
	Barclays Bank PLC:
$2,855,000	7.875%, 144A****	3,109,495	**(2)
300,036	8.125%, Series 5	7,872,945	**(1)(2)
	BNP Paribas:
$31,040,000	7.375%, 144A****	34,144,000	**(1)(2)
$8,000,000	7.625%, 144A****	8,782,496	**(2)
	Capital One Financial Corporation:
58,600	6.00%, Series H	1,519,498	*
34,000	6.20%, Series F	902,700	*
120,900	6.70%, Series D	3,306,917	*(1)
	Citigroup, Inc.:
$2,000,000	5.875%, Series O	2,087,500	*
981,500	6.875%, Series K	28,730,959	*(1)
572,357	7.125%, Series J	17,195,035	*(1)
	CoBank ACB:
38,420	6.125%, Series G, 144A****	3,851,605	*
104,000	6.20%, Series H, 144A****	10,985,000	*
60,000	6.25%, Series F, 144A****	6,365,628	*(1)
$2,498,000	6.25%, Series I, 144A****	2,769,935	*
$35,100,000	Colonial BancGroup, 7.114%, 144A****	52,650	(3)(4)††
1,510,388	Fifth Third Bancorp, 6.625%, Series I	43,850,340	*(1)
	First Horizon National Corporation:
3,730	First Tennessee Bank, Adj. Rate, 3.75%(5), 144A****	2,684,201	*
8	FT Real Estate Securities Company, 9.50% 03/31/31, 144A****	10,390,000
50,000	First Republic Bank, 5.625%, Series C	1,289,125	*
	Goldman Sachs Group:
$390,000	5.70%, Series L	403,163	*
140,000	6.375%, Series K	4,082,400	*(1)
	HSBC PLC:
$4,400,000	HSBC Capital Funding LP, 10.176%, 144A****	6,853,000	(1)(2)
$2,100,000	HSBC Holdings PLC, 6.00%	2,148,562	**(2)
$5,243,000	HSBC Holdings PLC, 6.875%	5,695,209	**(1)(2)
520,574	HSBC Holdings PLC, 8.00%, Series 2	13,983,919	**(1)(2)
590,000	Huntington Bancshares, Inc., 6.25%, Series D	16,043,575	*(1)

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

May 31, 2017 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
	Banking — (Continued)
300,000	ING Groep NV, 6.375%	$7,722,000	**(2)
	JPMorgan Chase & Company:
$5,450,000	6.00%, Series R	5,807,683	*(1)
56,600	6.125%, Series Y	1,523,247	*
183,700	6.70%, Series T	5,033,380	*(1)
$15,155,000	6.75%, Series S	17,183,663	*(1)
$32,000,000	7.90%, Series I	33,249,600	*(1)
502,300	KeyCorp, 6.125%, Series E	14,164,860	*(1)
$16,750,000	M&T Bank Corporation, 6.450%, Series E	18,215,625	*(1)
$3,000,000	Macquarie Bank Ltd., 6.125%, 144A****	3,060,000	**(2)
	Morgan Stanley:
372,089	5.85%, Series K	9,954,311	*
502,400	6.875%, Series F	14,720,320	*(1)
298,300	7.125%, Series E	8,797,613	*(1)
977,000	New York Community Bancorp, Inc., 6.375%, Series A	27,824,960	*
	PNC Financial Services Group, Inc.:
2,019,760	6.125%, Series P	60,133,305	*(1)
$3,043,000	6.75%, Series O	3,434,786	*(1)
$7,885,000	RaboBank Nederland, 11.00%, 144A****	9,225,450	(1)(2)
27,213	Regions Financial Corporation, 6.375%, Series B	784,619	*
$7,000,000	Societe Generale SA, 7.375%, 144A****	7,542,724	**(2)
	Sovereign Bancorp:
$1,000,000	Sovereign Capital Trust VI, 7.908% 06/13/36	1,012,500
8,641	Sovereign REIT, 12.00%, Series A, 144A****	10,833,654
	Standard Chartered PLC:
$9,970,000	7.50%, 144A****	10,605,588	**(1)(2)
$8,000,000	7.75%, 144A****	8,530,000	**(2)
505,500	State Street Corporation, 5.90%, Series D	14,443,399	*(1)
107,166	SunTrust Banks, Inc., 5.875%, Series E	2,742,646	*(1)
216,000	US Bancorp, 6.50%, Series F	6,543,180	*(1)
357,568	Webster Financial Corporation, 6.40%, Series E	9,101,000	*(1)
	Wells Fargo & Company:
55,000	5.625%, Series Y	1,391,637	*
339,095	5.85%, Series Q	9,285,269	*(1)
$3,000,000	5.875%, Series U	3,296,250	*(1)
402,925	6.625%, Series R	12,055,516	*(1)
$16,314,000	7.98%, Series K	16,962,482	*(1)
550,500	8.00%, Series J	14,270,336	*(1)

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

May 31, 2017 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
	Banking — (Continued)
	Zions Bancorporation:
20,000	6.30%, Series G	$571,250	*
$9,000,000	7.20%, Series J	9,720,000	*
514,666	7.90%, Series F	12,851,210	*

		654,458,425

	Financial Services — 0.6%
$2,540,000	AerCap Global Aviation Trust, 6.50% 06/15/45, 144A****	2,686,050	(2)
	Charles Schwab Corporation:
13,600	5.95%, Series D	366,418	*
176,400	6.00%, Series C	4,819,689	*(1)

		7,872,157

	Insurance — 21.8%
612,382	Allstate Corp., 6.625%, Series E	16,811,417	*(1)
$718,000	Aon Corporation, 8.205% 01/01/27	935,195	(1)
	Arch Capital Group, Ltd.:
67,000	5.25%, Series E	1,608,837	**(2)
615,000	6.75%, Series C	15,708,637	**(1)(2)
	Aspen Insurance Holdings Ltd.:
56,000	5.625%	1,414,560	**(2)
65,830	5.95%	1,861,672	**(2)
16,729	7.25%	426,297	**(2)
$3,315,000	AXA SA, 6.379%, 144A****	3,690,656	**(1)(2)
52,191	Axis Capital Holdings Ltd., 5.50%, Series E	1,290,162	**(2)
	Chubb Ltd.:
$4,566,000	Ace Capital Trust II, 9.70% 04/01/30	6,883,245	(1)(2)
732,250	Delphi Financial Group, 4.372%(5) 05/15/37	16,155,266	(1)
237,000	Endurance Specialty Holdings, 6.35%, Series C	6,425,070	**(1)(2)
$13,308,000	Everest Re Holdings, 3.567%(5) 05/15/37	12,276,630	(1)
50,000	Hartford Financial Services Group, Inc., 7.875% 04/15/42	1,560,625
$24,634,000	Liberty Mutual Group, 7.80% 03/15/37, 144A****	29,868,725	(1)
	MetLife:
$18,250,000	MetLife, Inc., 9.25% 04/08/38, 144A****	26,622,187	(1)
$16,612,000	MetLife, Inc., 10.75% 08/01/39	27,119,090	(1)
$2,250,000	MetLife Capital Trust IV, 7.875% 12/15/37, 144A****	2,981,250	(1)

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

May 31, 2017 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
	Insurance — (Continued)
	PartnerRe Ltd.:
140,000	5.875%, Series I	$3,672,200	**(1)(2)
36,394	6.50%, Series G	982,638	**(1)(2)
475,799	7.25%, Series H	13,856,456	**(1)(2)
	Prudential Financial, Inc.:
$4,906,000	5.625% 06/15/43	5,341,407	(1)
$3,900,000	5.875%, 09/15/42	4,329,000	(1)
$21,757,000	QBE Insurance Group Ltd., 7.50% 11/24/43, 144A****	25,074,943	(1)(2)
	Unum Group:
$18,380,000	Provident Financing Trust I, 7.405% 03/15/38	20,861,300	(1)
144,335	W.R. Berkley Corporation, 5.75% 06/01/56	3,630,386	(1)
	XL Group PLC:
$8,000,000	Catlin Insurance Company Ltd., 4.133%(5), 144A****	7,620,000	(1)(2)
$33,000,000	XL Capital Ltd., 3.616%(5), Series E	29,205,000	(1)(2)

		288,212,851

	Utilities — 12.2%
	Commonwealth Edison:
$16,798,000	COMED Financing III, 6.35% 03/15/33	17,999,007	(1)
810,000	Dominion Resources, Inc., 5.25% 07/30/76, Series A	20,122,425	(1)
	DTE Energy Company:
164,000	5.375% 06/01/76, Series B	4,075,810	(1)
55,000	6.00% 12/15/76, Series F	1,449,937
$12,170,000	Emera, Inc., 6.75% 06/15/76, Series 2016A	13,569,550	(1)(2)
164,400	Georgia Power Company, 6.50%, Series 2007A	16,897,246	*(1)
98,800	Indianapolis Power & Light Company, 5.65%	10,037,467	*
463,700	Integrys Energy Group, Inc., 6.00% 08/01/73	12,409,771	(1)
	Nextera Energy:
$16,293,000	FPL Group Capital, Inc., 6.65% 06/15/67, Series C	15,356,152	(1)
$5,100,000	FPL Group Capital, Inc., 7.30% 09/01/67, Series D	5,190,933	(1)
	PECO Energy:
$2,386,000	PECO Energy Capital Trust III, 7.38% 04/06/28, Series D	2,827,291	(1)
	PPL Corp:
$18,180,000	PPL Capital Funding, Inc., 3.817%(5) 03/30/67, Series A	17,725,500	(1)
$23,500,000	Puget Sound Energy, Inc., 6.974% 06/01/67, Series A	22,148,750	(1)
70,000	SCE Trust V, 5.45%, Series K	2,048,375	*(1)

		161,858,214

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

May 31, 2017 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
	Energy — 4.5%
$2,510,000	DCP Midstream LLC, 5.85% 05/21/43, 144A****	$2,359,400
$6,200,000	Enbridge, Inc., 6.00% 01/15/77	6,424,750	(1)(2)
$38,198,000	Enbridge Energy Partners LP, 8.05% 10/01/37	37,816,020	(1)
$1,471,000	Enterprise Products Operating L.P., 4.877%(5) 08/01/66	1,472,839
	Transcanada Pipelines, Ltd.:
$4,000,000	5.30% 03/15/77	4,107,500	(2)
$7,000,000	5.875% 08/15/76, Series 2016A	7,551,250	(1)(2)

		59,731,759

	Real Estate Investment Trust (REIT) — 0.8%
	National Retail Properties, Inc.:
20,064	5.20%, Series F	484,345
243,754	5.70%, Series E	6,209,024	(1)
	PS Business Parks, Inc.:
47,673	5.20%, Series W	1,172,756
20,727	5.70%, Series V	528,590
30,000	5.75%, Series U	760,830
42,700	6.00%, Series T	1,083,299

		10,238,844

	Miscellaneous Industries — 2.8%
	BHP Billiton Limited:
$2,500,000	BHP Billiton Finance U.S.A., Ltd., 6.75% 10/19/75, 144A****	2,840,425	(2)
$6,974,000	General Electric Company, 5.00%, Series D	7,368,380	*(1)
	Land O’ Lakes, Inc.:
$7,900,000	7.25%, Series B, 144A****	8,176,500	*
$9,500,000	8.00%, Series A, 144A****	10,260,000	*(1)
97,900	Ocean Spray Cranberries, Inc., 6.25%, 144A****	8,976,206	*

		37,621,511

	Total Preferred Securities (Cost $1,164,300,757)	1,219,993,761

Corporate Debt Securities — 5.6%
	Banking — 2.4%
$10,992,000	Regions Financial Corporation, 7.375% 12/10/37, Sub Notes	14,388,957	(1)
626,700	Texas Capital Bancshares Inc., 6.50% 09/21/42, Sub Notes	16,057,621

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

May 31, 2017 (Unaudited)

Shares/$ Par		Value

Corporate Debt Securities — (Continued)
	Banking — (Continued)
25,000	Zions Bancorporation, 6.95% 09/15/28, Sub Notes	$731,812

		31,178,390

	Financial Services — 0.2%
101,339	Affiliated Managers Group, Inc., 6.375% 08/15/42	2,576,291	(1)
15,000	B. Riley Financial Inc., 7.50% 05/31/27	373,950
$4,726,012	Lehman Brothers, Guaranteed Note, Variable Rate, 5.843%, 144A****	105,863	(3)(4)††

		3,056,104

	Insurance — 1.4%
$13,500,000	Liberty Mutual Insurance, 7.697% 10/15/97, 144A****	18,382,126	(1)

		18,382,126

	Energy — 0.7%
$6,717,000	Energy Transfer Partners LP, 8.25% 11/15/29	8,867,098	(1)

		8,867,098

	Communication — 0.5%
	Qwest Corporation:
263,650	6.50% 09/01/56	6,560,271
20,000	6.75% 06/15/57	505,050
2,300	6.875% 10/01/54	59,231

		7,124,552

	Miscellaneous Industries — 0.4%
38,000	eBay, Inc., 6.00% 02/01/56	1,027,235
$3,550,000	Pulte Group, Inc., 7.875% 06/15/32	4,106,285	(1)

		5,133,520

	Total Corporate Debt Securities (Cost $60,964,432)	73,741,790

Common Stock — 0.2%
	Banking — 0.2%
54,740	CIT Group, Inc.	2,466,037	*

		2,466,037

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

May 31, 2017 (Unaudited)

Shares/$ Par		Value

Common Stock — (Continued)
	Insurance — 0.0%
241,737	WMI Holdings Corporation, 144A****	$265,911	*†

		265,911

	Total Common Stock (Cost $23,031,471)	2,731,948

Money Market Fund — 1.2%
	BlackRock Liquidity Funds:
15,563,313	T-Fund, Institutional Class	15,563,313

	Total Money Market Fund (Cost $15,563,313)	15,563,313

Total Investments (Cost $1,263,859,973***)	99.1%		1,312,030,812

Other Assets And Liabilities (Net)	0.9%		12,120,392

Total Managed Assets	100.0%	‡	$1,324,151,204

Loan Principal Balance			(434,375,000)

Total Net Assets Available To Common Stock			$889,776,204

*	Securities eligible for the Dividends Received Deduction and distributing Qualified Dividend Income.
**	Securities distributing Qualified Dividend Income only.
***	Aggregate cost of securities held.
****	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At May 31, 2017, these securities amounted to $295,366,979 or 22.3% of total managed assets.
(1)	All or a portion of this security is pledged as collateral for the Fund’s loan. The total value of such securities was $768,495,084 at May 31, 2017.
(2)	Foreign Issuer.
(3)	Illiquid security (designation is unaudited).
(4)	Valued at fair value as determined in good faith by or under the direction of the Board of Directors as of May 31, 2017.
(5)	Represents the rate in effect as of the reporting date.
†	Non-income producing.
††	The issuer has filed for bankruptcy protection. As a result, the Fund may not be able to recover the principal invested and also does not expect to receive income on this security going forward.
‡	The percentage shown for each investment category is the total value of that category as a percentage of total managed assets.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2017 (Unaudited)

ASSETS:
Investments, at value (Cost $1,263,859,973)		$1,312,030,812
Dividends and interest receivable		13,332,294

Total Assets		1,325,363,106

LIABILITIES:
Loan Payable	$434,375,000
Dividends payable to Common Stock Shareholders	448,613
Investment advisory fees payable	482,352
Administration, Transfer Agent and Custodian fees payable	97,624
Servicing Agent fees payable	54,715
Professional fees payable	48,903
Accrued expenses and other payables	79,695

Total Liabilities		435,586,902

NET ASSETS AVAILABLE TO COMMON STOCK		$889,776,204

NET ASSETS AVAILABLE TO COMMON STOCK consist of:
Undistributed net investment income		$354,340
Accumulated net realized loss on investments sold		(118,997,250)
Unrealized appreciation of investments		48,170,839
Par value of Common Stock		440,854
Paid-in capital in excess of par value of Common Stock		959,807,421

Total Net Assets Available to Common Stock		$889,776,204

NET ASSET VALUE PER SHARE OF COMMON STOCK:
Common Stock (44,085,362 shares outstanding)		$20.18

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

STATEMENT OF OPERATIONS

For the Six Months Ended May 31, 2017 (Unaudited)

INVESTMENT INCOME:
Dividends†		$19,434,052
Interest		20,298,690

Total Investment Income		39,732,742

EXPENSES:
Investment advisory fees	$2,768,430
Interest expenses	4,214,041
Servicing agent fees	313,277
Administrator’s fees	266,355
Professional fees	53,326
Insurance expenses	71,934
Transfer Agent fees	15,370
Directors’ fees	28,210
Custodian fees	47,667
Compliance fees	18,200
Other	162,209

Total Expenses		7,959,019

NET INVESTMENT INCOME		31,773,723

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments sold during the period		8,164,368
Capital gains distributions from investments held during the period		501
Change in unrealized appreciation/(depreciation) of investments		66,219,333

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS		74,384,202

NET INCREASE IN NET ASSETS TO COMMON STOCK RESULTING FROM OPERATIONS		$106,157,925

†	For Federal income tax purposes, a significant portion of this amount may not qualify for the inter-corporate dividends received deduction (“DRD”) or as qualified dividend income (“QDI”) for individuals.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE TO COMMON STOCK

	Six Months Ended May 31, 2017 (Unaudited)	Year Ended November 30, 2016
OPERATIONS:
Net investment income	$31,773,723	$69,279,315
Net realized gain/(loss) on investments sold during the period	8,164,869	3,634,110
Change in net unrealized appreciation/depreciation of investments	66,219,333	(23,501,195)

Net increase in net assets resulting from operations	106,157,925	49,412,230

DISTRIBUTIONS:
Dividends paid from net investment income to Common Stock Shareholders(1)	(33,814,765)	(71,522,259)

Total Distributions to Common Stock Shareholders	(33,814,765)	(71,522,259)

FUND SHARE TRANSACTIONS:
Increase from shares issued under the Dividend Reinvestment and Cash Purchase Plan	2,622,128	5,196,252

Net increase in net assets available to Common Stock resulting from Fund share transactions	2,622,128	5,196,252

NET INCREASE/(DECREASE) IN NET ASSETS AVAILABLE TO
COMMON STOCK FOR THE PERIOD	$74,965,288	$(16,913,777)

NET ASSETS AVAILABLE TO COMMON STOCK:
Beginning of period	$814,810,916	$831,724,693
Net increase/(decrease) in net assets during the period	74,965,288	(16,913,777)

End of period (including undistributed net investment income of $354,340 and $2,395,382, respectively)	$889,776,204	$814,810,916

(1)	May include income earned, but not paid out, in prior fiscal year.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

STATEMENT OF CASH FLOWS

For the Six Months Ended May 31, 2017 (Unaudited)

INCREASE/(DECREASE) IN CASH

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$106,157,925

ADJUSTMENTS TO RECONCILE NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS TO NET CASH PROVIDED BY OPERATING ACTIVITIES:
Purchase of investment securities	(169,897,791)
Proceeds from disposition of investment securities	165,384,802
Net purchase of short-term investment securities	847,547
Cash received from litigation claim	51,578
Capital gains distributions from investments	501
Decrease in dividends and interest receivable	1,973,471
Decrease in prepaid expenses	54,657
Net amortization/(accretion) of premium/(discount)	966,691
Increase in payables to related parties	35,985
Decrease in accrued expenses and other liabilities	(875)
Change in net unrealized (appreciation)/depreciation of investments	(66,219,333)
Net realized gain from investments sold	(8,164,869)

Net cash provided by operating activities	31,190,289

CASH FLOWS FROM FINANCING ACTIVITIES:
Dividend paid (net of reinvestment of dividends and change in dividends payable) to common stock shareholders from net investment income	(31,190,289)

Net cash used in financing activities	(31,190,289)

Net increase/(decrease) in cash	—

CASH:
Beginning of the period	$—

End of the period	$—

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Interest paid during the period	$4,203,703
Reinvestment of dividends	2,622,128
Increase of dividends payable to common stock shareholders	2,348

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

FINANCIAL HIGHLIGHTS

For a Common Stock share outstanding throughout each period

Contained below is per share operating performance data, total investment returns, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements and market price data for the Fund’s shares.

	Six Months Ended May 31, 2017 (Unaudited)		Year Ended November 30,
			2016	2015	2014	2013	2012
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$18.54		$19.04	$19.85	$18.34	$18.97	$15.97

INVESTMENT OPERATIONS:
Net investment income	0.72		1.58	1.61	1.64	1.68	1.72
Net realized and unrealized gain/(loss) on investments	1.69		(0.45)	(0.79)	1.55	(0.56)	2.98

Total from investment operations	2.41		1.13	0.82	3.19	1.12	4.70

DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
From net investment income	(0.77)		(1.63)	(1.63)	(1.68)	(1.75)	(1.70)

Total distributions to Common Stock Shareholders	(0.77)		(1.63)	(1.63)	(1.68)	(1.75)	(1.70)

Net asset value, end of period	$20.18		$18.54	$19.04	$19.85	$18.34	$18.97

Market value, end of period	$21.60		$19.31	$20.14	$20.60	$17.60	$19.80
Total investment return based on net asset value*	13.20	%***	5.83%	4.36%	18.16%	6.10%	30.60%
Total investment return based on market value*	16.33	%***	4.20%	6.37%	27.78%	(2.45)%	27.08%

RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCK SHAREHOLDERS:
Total net assets, end of period (in 000’s)	$889,776		$814,811	$831,725	$864,642	$797,248	$821,313
Operating expenses including interest expense(1)	1.87	%**	1.62%	1.40%	1.39%	1.44%	1.68%
Operating expenses excluding interest expense	0.88	%**	0.89%	0.88%	0.88%	0.90%	1.04%
Net investment income†	7.48	%**	8.34%	8.25%	8.55%	8.87%	9.93%
SUPPLEMENTAL DATA:††
Portfolio turnover rate	13	%***	13%	9%	29%	24%	36%
Total managed assets, end of period (in 000’s)	$1,324,151		$1,249,186	$1,266,100	$1,291,017	$1,221,423	$1,233,788
Ratio of operating expenses including interest expense(1) to total managed assets	1.24	%**	1.07%	0.93%	0.92%	0.95%	1.11%
Ratio of operating expenses excluding interest expense to total managed assets	0.58	%**	0.58%	0.58%	0.58%	0.60%	0.69%

*	Assumes reinvestment of distributions at the price obtained by the Fund’s Dividend Reinvestment and Cash Purchase Plan.
**	Annualized.
***	Not annualized.
†	The net investment income ratios reflect income net of operating expenses, including interest expense.
††	Information presented under heading Supplemental Data includes loan principal balance.
(1)	See Note 8.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

FINANCIAL HIGHLIGHTS (Unaudited) (Continued)

Per Share of Common Stock

	Total Dividends Paid	Net Asset Value	NYSE Closing Price	Dividend Reinvestment Price(1)
December 30, 2016	$0.1280	$18.69	$18.84	$18.69
January 31, 2017	0.1280	19.15	19.84	19.15
February 28, 2017	0.1280	19.52	19.78	19.52
March 31, 2017	0.1280	19.49	20.55	19.52
April 30, 2017	0.1280	19.92	20.86	19.92
May 31, 2017	0.1280	20.18	21.60	20.52

(1)

Whenever the net asset value per share of the Fund’s Common Stock is less than or equal to the market price per share on the reinvestment date, new shares issued will be valued at the higher of net asset value or 95% of the then current market price. Otherwise, the reinvestment shares of Common Stock will be purchased in the open market.

Senior Securities

	05/31/2017*	11/30/2016	11/30/2015	11/30/2014	11/30/2013	11/30/2012
Total Debt Outstanding, End of Period (000s)(1)	$434,375	$434,375	$434,375	$426,375	$424,175	$412,475
Asset Coverage per $1,000 of Debt(2)	3,048	2,876	2,915	3,028	2,880	2,991

*	Unaudited.
(1)	See Note 8.
(2)	Calculated by subtracting the Fund’s total liabilities (excluding the loan) from the Fund’s total assets and dividing that amount by the loan outstanding in 000s.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.	Organization

Flaherty & Crumrine Preferred Securities Income Fund Incorporated (the “Fund”) was incorporated as a Maryland corporation on May 23, 2002, and commenced operations on January 29, 2003 as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to provide its common shareholders with high current income consistent with the preservation of capital.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements is in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Portfolio valuation: The net asset value of the Fund’s Common Stock is determined by the Fund’s Administrator no less frequently than on the last business day of each week and month in accordance with the policies and procedures approved by the Board of Directors (the “Board”) of the Fund. It is determined by dividing the value of the Fund’s net assets available to Common Stock by the number of shares of Common Stock outstanding. The value of the Fund’s net assets available to Common Stock is deemed to equal the value of the Fund’s total assets less (i) the Fund’s liabilities and (ii) the aggregate liquidation value of any outstanding preferred stock.

The Fund’s preferred and debt securities are valued on the basis of current market quotations provided by independent pricing services or dealers approved by the Board of the Fund. Each quotation is based on the mean of the bid and asked prices of a security. In determining the value of a particular preferred or debt security, a pricing service or dealer may use information with respect to transactions in such investments, quotations, market transactions in comparable investments, various relationships observed in the market between investments, and/or calculated yield measures based on valuation technology commonly employed in the market for such investments. Common stocks that are traded on stock exchanges are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available mean price. Futures contracts and option contracts on futures contracts are valued on the basis of the settlement price for such contracts on the primary exchange on which they trade. Investments in over-the-counter derivative instruments, such as interest rate swaps and options thereon (“swaptions”), are valued using prices supplied by a pricing service, or if such prices are unavailable, prices provided by a single broker or dealer that is not the counterparty or, if no such prices are available, at a price at which the counterparty to the contract would repurchase the instrument or terminate the contract. Investments for which market quotations are not readily available or for which management determines that the prices are not reflective of current market conditions are valued at fair value as determined in good faith by or under the direction of the Board of the Fund, including reference to valuations of other securities which are comparable in quality, maturity and type.

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Investments in money market instruments and all debt and preferred securities which mature in 60 days or less are valued at amortized cost, provided such amount approximates market value. Investments in money market funds are valued at the net asset value of such funds.

Fair Value Measurements: The Fund has analyzed all existing investments to determine the significance and character of all inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of levels are recognized at market value at the end of the period.

A summary of the inputs used to value the Fund’s investments as of May 31, 2017 is as follows:

	Total Value at May 31, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Preferred Securities
Banking	$654,458,425	$579,714,802	$74,690,973	$52,650
Financial Services	7,872,157	5,186,107	2,686,050	—
Insurance	288,212,851	164,846,891	123,365,960	—
Utilities	161,858,214	91,948,453	69,909,761	—
Energy	59,731,759	19,556,339	40,175,420	—
Real Estate Investment Trust (REIT)	10,238,844	10,238,844	—	—
Miscellaneous Industries	37,621,511	10,208,805	27,412,706	—
Corporate Debt Securities
Banking	31,178,390	16,789,433	14,388,957	—
Financial Services	3,056,104	2,950,241	—	105,863
Insurance	18,382,126	—	18,382,126	—
Energy	8,867,098	—	8,867,098	—
Communication	7,124,552	7,124,552	—	—
Miscellaneous Industries	5,133,520	1,027,235	4,106,285	—
Common Stock
Banking	2,466,037	2,466,037	—	—
Insurance	265,911	265,911	—	—
Money Market Fund	15,563,313	15,563,313	—	—

Total Investments	$1,312,030,812	$927,886,963	$383,985,336	$158,513

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

During the reporting period there were no transfers into Level 1 from Level 2 or into Level 2 from Level 1. During the reporting period, there were no transfers into or out of Level 3.

The fair values of the Fund’s investments are generally based on market information and quotes received from brokers or independent pricing services that are approved by the Board and are unaffiliated with the Adviser. To assess the continuing appropriateness of security valuations, management, in consultation with the Adviser, regularly compares current prices to prior prices, prices across comparable securities, actual sale prices for securities in the Fund’s portfolio, and market information obtained by the Adviser as a function of being an active market participant.

Securities with quotes that are based on actual trades or actionable bids and offers with a sufficient level of activity on or near the measurement date are classified as Level 1. Securities that are priced using quotes derived from implied values, indicative bids and offers, or a limited number of actual trades—or the same information for securities that are similar in many respects to those being valued—are classified as Level 2. If market information is not available for securities being valued, or materially-comparable securities, then those securities are classified as Level 3. In considering market information, management evaluates changes in liquidity, willingness of a broker to execute at the quoted price, the depth and consistency of prices from pricing services, and the existence of observable trades in the market.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

		Preferred Securities	Corporate Debt Securities
	Total Investments	Banking	Financial Services
Balance as of 11/30/16	$150,006	$52,650	$97,356
Accrued discounts/premiums	—	—	—
Realized gain/(loss)	—	—	—
Change in unrealized appreciation/(depreciation)	8,507	—	8,507
Purchases	—	—	—
Sales	—	—	—
Transfers in	—	—	—
Transfers out	—	—	—
Balance as of 05/31/17	$158,513	$52,650	$105,863

For the six months ended May 31, 2017, total change in unrealized gain/(loss) on Level 3 securities still held at period-end and included in the change in net assets was $8,507. Total unrealized gain/(loss) for all securities (including Level 1 and Level 2) can be found on the accompanying Statement of Operations.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

The following table summarizes the valuation techniques used and unobservable inputs developed to determine the fair value of Level 3 investments:

Category	Fair Value at 05/31/17	Valuation Technique	Unobservable Input	Input Range (Wgt Avg)
Preferred Securities
(Banking)	$52,650	Bankruptcy recovery	Credit/Structure-specific recovery	0.00% - 0.50% (0.15%)

Corporate Debt Securities (Financial Services)	105,863	Bankruptcy recovery and market information	Credit/Structure-specific recovery	2% - 5% (2.2%)

The significant unobservable inputs used in the fair value measurement technique for bankruptcy recovery are based on recovery analysis that is specific to the security being valued, including the level of subordination and structural features of the security, and the current status of any bankruptcy or liquidation proceedings. Observable market trades in bankruptcy claims are utilized by management, when available, to assess the appropriateness of valuations, although the frequency of trading depends on the specific credit and seniority of the claim. Expected recoveries in bankruptcy by security type and industry do not tend to deviate much from historical recovery rates, which are very low (sometimes zero) for preferred securities and more moderate for senior debt. Significant changes in these inputs would result in a significantly higher or lower fair value measurement.

Securities transactions and investment income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the specific identified cost basis. Dividend income is recorded on ex-dividend dates. Interest income is recorded on the accrual basis. The Fund also amortizes premiums and accretes discounts on fixed income securities using the effective yield method.

Options: Purchases of options are recorded as an investment, the value of which is marked-to-market at each valuation date. When the Fund enters into a closing sale transaction, the Fund will record a gain or loss depending on the difference between the purchase and sale price.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market at each valuation date. When a written option expires, the Fund realizes a gain equal to the amount of the premium originally received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the amount of the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise.

Repurchase agreements: The Fund may engage in repurchase agreement transactions. The Adviser reviews and approves the eligibility of the banks and dealers with which the Fund may enter into repurchase

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agreement transactions. The value of the collateral underlying such transactions must be at least equal at all times to the total amount of the repurchase obligations, including interest. The Fund maintains possession of the collateral through its custodian and, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is the possibility of loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities.

Federal income taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and intends to distribute substantially all of its taxable net investment income to its shareholders. Therefore, no federal income tax provision is required.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (November 30, 2016, 2015 and 2014), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s major tax jurisdictions are federal and the State of California. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Dividends and distributions to shareholders: The Fund expects to declare dividends on a monthly basis to holders of Common Stock (“Shareholders”). Distributions to Shareholders are recorded on the ex-dividend date. Any net realized short-term capital gains will be distributed to Shareholders at least annually. Any net realized long-term capital gains may be distributed to Shareholders at least annually or may be retained by the Fund as determined by the Fund’s Board. Capital gains retained by the Fund are subject to tax at the capital gains corporate tax rate. Subject to the Fund qualifying as a regulated investment company, any taxes paid by the Fund on such net realized long-term capital gains may be used by the Fund’s Shareholders as a credit against their own tax liabilities. The Fund may pay distributions in excess of the Fund’s net investment company taxable income and this excess would be a tax-free return of capital distributed from the Fund’s assets.

Income and capital gain distributions are determined and characterized in accordance with income tax regulations which may differ from U.S. GAAP. These differences are primarily due to (1) differing treatments of income and gains on various investment securities held by the Fund, including timing differences, (2) the attribution of expenses against certain components of taxable investment income, and (3) federal regulations requiring proportionate allocation of income and gains to all classes of shareholders.

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes, and may exclude amortization of premium and discount on certain fixed income securities, which are not reflected in ordinary income for tax purposes. The tax character of distributions paid during 2017 and 2016 were as follows:

	Distributions paid in fiscal year 2017		Distributions paid in fiscal year 2016
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains

Common Stock	N/A	N/A	$71,522,259	$0

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

As of November 30, 2016, the components of distributable earnings (i.e., ordinary income and capital gain/loss) available to Shareholders, on a tax basis, were as follows:

Capital (Loss) Carryforward	Undistributed Ordinary Income	Undistributed Long-Term Gain	Net Unrealized Appreciation/(Depreciation)

$(90,760,321)	$1,703,156	$0	$(54,347,243)

The composition of the Fund’s accumulated realized capital losses is indicated below. These losses may be carried forward and offset against future capital gains through the dates listed below. During the fiscal year ended November 30, 2016, the Fund utilized $2,933,226 of capital losses expiring in 2016 and $75,598,226 of capital losses had expired.

2017	No Expiration Short Term*	No Expiration Long Term*	Total

$90,760,321	$0	$0	$90,760,321

*	Under the Regulated Investment Company Modernization Act of 2010, as amended, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 indefinitely. However, any losses incurred during those future taxable years must be utilized prior to the losses incurred in pre-enactment taxable years. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

Excise tax: The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least (1) 98% of the sum of its net investment income for that year and 98.2% of its capital gains (both long-term and short-term) for its fiscal year and (2) certain undistributed amounts from previous years. The Fund paid $50,279 of federal excise taxes attributable to calendar year 2016 in March 2017.

Additional Accounting Standards: In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Although the Fund currently has no investments in derivatives, it has authority to invest in them. Management is evaluating the impact that adoption of amendments to Regulation S-X could have on the Fund’s financial statements and related disclosures.

3.	Derivative Instruments

The Fund intends to use derivatives primarily to economically hedge against risks in the portfolio, namely interest rate risk and credit risk. Historically, the Fund has used options on Treasury futures contracts for the purpose of economically hedging against a significant increase in long-term interest rates. When the strategy has been employed, the Fund would purchase put options on Treasury futures contracts that would increase in value if long-term interest rates increased significantly, offsetting some of the related decline in portfolio asset values. The Fund has also purchased and written call options on Treasury futures

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

contracts to supplement the put option strategy and also to reduce the overall cost of the interest rate hedge (by earning premiums from the net sale of call options).

The Fund has the authority to use other derivatives for hedging or to increase expected return, but has not employed any of these derivatives to-date and does not anticipate broad use of these derivatives in the near future (although this may change without advance notice). Other approved derivatives strategies include: buying and selling credit default swaps, interest rate swaps and options thereon (swaptions), and options on securities. Accounting policies for specific derivatives, including the location of these items in the financial statements, are included in Note 2 as appropriate. No assurance can be given that such use of derivatives will achieve their desired purposes or, in the case of hedging, will result in an overall reduction of risk to the Fund.

The Fund did not use any derivatives during the six months ended May 31, 2017 and the fiscal year ended November 30, 2016.

Options on Financial Futures Contracts: When an interest rate hedging strategy is employed, the Fund intends to use options on financial futures contracts in much the same way as described above. The risk associated with purchasing options, and therefore the maximum loss the Fund would incur, is limited to the purchase price originally paid. The risk in writing a call option is that the Fund may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised.

4.	Investment Advisory Fee, Servicing Agent Fee, Administration Fee, Transfer Agent Fee, Custodian Fee, Directors’ Fees and Chief Compliance Officer Fee

Flaherty & Crumrine Incorporated (the “Adviser”) serves as the Fund’s investment adviser. The Fund pays the Adviser a monthly fee at an annual rate of 0.525% of the first $200 million of the Fund’s average weekly total managed assets, 0.45% of the next $300 million of the Fund’s average weekly total managed assets, and 0.40% of the Fund’s average weekly total managed assets above $500 million.

For purposes of calculating the fees payable to the Adviser, Servicing Agent, Administrator and Custodian, the Fund’s average weekly total managed assets means the total assets of the Fund (including any assets attributable to the Fund’s preferred stock that may be outstanding or otherwise attributable to the use of leverage) minus the sum of accrued liabilities (other than debt, if any, representing financial leverage). For purposes of determining total managed assets, the liquidation preference of any outstanding preferred shares issued by the Fund is not treated as a liability.

Destra Capital Investments LLC (the “Servicing Agent”) serves as the Fund’s shareholder servicing agent. As compensation for its services, the Fund pays the Servicing Agent a monthly fee calculated in an annual amount equal to (a) an FC Funds Fee (defined below) times (b) the Fund’s average weekly net assets attributable to Common Stock divided by the average weekly net assets attributable to the aggregate common stock of both the Fund and Flaherty & Crumrine Total Return Fund (together with the Fund, the “FC Funds”). The FC Funds Fee is 0.10% on the first $500 million of average weekly net assets attributable to the common stock of the FC Funds and 0.05% on average weekly net assets greater than $500 million.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as the Fund’s administrator (the “Administrator”). As Administrator, BNY Mellon calculates the net asset value of the Fund’s shares attributable to Common Stock and generally assists in all aspects of the Fund’s administration and operation. As compensation for BNY Mellon’s services as Administrator, the Fund pays BNY Mellon a monthly fee at an annual rate of 0.10% of the first $200 million of the Fund’s average weekly total managed assets, 0.04% of the next $300 million of the Fund’s average weekly total managed assets, 0.03% of the next $500 million of the Fund’s average weekly total managed assets and 0.02% of the Fund’s average weekly total managed assets above $1 billion.

BNY Mellon (c/o, Computershare) also serves as the Fund’s Common Stock dividend-paying agent and registrar (the “Transfer Agent”). As compensation for BNY Mellon’s services as Transfer Agent, the Fund pays BNY Mellon a monthly fee in the amount of $1,500, plus certain out of pocket expenses.

The Bank of New York Mellon (the “Custodian”) serves as the Fund’s Custodian. As compensation for the Custodian’s services as custodian, the Fund pays the Custodian a monthly fee at the annual rate of 0.01% of the first $200 million of the Fund’s average weekly total managed assets, 0.008% of the next $300 million of the Fund’s average weekly total managed assets, 0.006% of the next $500 million of the Fund’s average weekly total managed assets, and 0.005% of the Fund’s average weekly total managed assets above $1 billion.

The Fund pays each Director who is not a director, officer or employee of the Adviser a fee of $9,000 per annum, plus $750 for each in-person meeting of the Board of Directors or Audit Committee, $500 for each in-person meeting of the Nominating Committee attended, and $250 for each telephone meeting attended. The Audit Committee Chair receives an additional annual fee of $3,000. The Fund also reimburses all Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

The Fund pays the Adviser a fee of $35,000 per annum for Chief Compliance Officer services and reimburses out-of-pocket expenses incurred in connection with providing services in this role.

5.	Purchases and Sales of Securities

For the six months ended May 31, 2017, the cost of purchases and proceeds from sales of securities, excluding short-term investments, aggregated $169,897,791 and $165,384,802, respectively.

At May 31, 2017, the aggregate cost of securities for federal income tax purposes was $1,300,158,722, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $111,004,937 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $99,132,847.

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

6.	Common Stock

At May 31, 2017, 240,000,000 shares of $0.01 par value Common Stock were authorized.

Common Stock transactions were as follows:

	Six Months Ended 05/31/17		Year Ended 11/30/16
	Shares	Amount	Shares	Amount
Shares issued under the Dividend Reinvestment and Cash Purchase Plan	136,514	$2,622,128	264,911	$5,196,252

7.	Preferred Stock

The Fund’s Articles of Incorporation authorize the issuance of up to 10,000,000 shares of $0.01 par value preferred stock. The Fund does not currently have any issued and outstanding shares of preferred stock.

8.	Committed Financing Agreement

The Fund has entered into a committed financing agreement with BNP Paribas Prime Brokerage, Inc. (“Financing Agreement”) that allows the Fund to borrow on a secured basis, which the Fund uses in the normal course of business as financial leverage. Such leveraging tends to magnify both the risks and opportunities to Shareholders. The Financing Agreement has been amended from time to time to allow for changes in the committed amount. As of May 31, 2017, the committed amount, and amount borrowed, under the Financing Agreement was $434.375 million.

Effective December 1, 2016, the lender charges an annualized rate of 0.80% on the undrawn (committed) balance, and three-month LIBOR (reset quarterly) plus 0.90% on the drawn (borrowed) balance. Prior to December 1, 2016, the lender charged an annualized rate of 0.65% on the undrawn balance, and three-month LIBOR (reset quarterly) plus 0.75% on the drawn balance. For the six months ended May 31, 2017, the daily weighted average annualized interest rate on the drawn balance was 1.92% and the average daily loan balance was $434,375,000. LIBOR rates may vary in a manner unrelated to the income received on the Fund’s assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Shareholders.

The Fund is required to meet certain asset coverage requirements under the Financing Agreement and under the 1940 Act. In accordance with the asset coverage requirements, at least two-thirds of the Fund’s assets are expected to be pledged as collateral assuming the full committed amount is drawn. Securities pledged as collateral are identified in the portfolio of investments. If the Fund fails to meet these requirements, or maintain other financial covenants required under the Financing Agreement, the Fund may be required to repay immediately, in part or in full, the amount borrowed under the Financing Agreement. Additionally, failure to meet the foregoing requirements or covenants could restrict the Fund’s ability to pay dividends to Shareholders and could necessitate sales of portfolio securities at inopportune times. The Financing Agreement has no stated maturity, but may be terminated by either party without cause with six months’ advance notice.

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Under the terms of the Financing Agreement, the lender has the ability to borrow a portion of the securities pledged as collateral against the loan (“Rehypothecated Securities”), subject to certain limits. In connection with any Rehypothecated Securities, the Fund receives a fee from the lender equal to the greater of (x) 0.05% of the value of the Rehypothecated Securities and (y) 70% of net securities lending income. The Fund may recall any Rehypothecated Security at any time and the lender is required to return the security in a timely fashion. In the event the lender does not return the security, the Fund will have the right to, among other things, apply and set off an amount equal to 100% of the then-current fair market value of such Rehypothecated Securities against any loan amounts owed to the lender under the Financing Agreement. Rehypothecated Securities are marked-to-market daily and adjusted as necessary so the value of all Rehypothecated Securities does not exceed 100% of the loan amount under the Financing Agreement. The Fund will continue to earn and receive all dividends, interest, and other distributions on Rehypothecated Securities. Rehypothecated Securities are identified in the Portfolio of Investments, and fees earned from rehypothecation are included in the Statement of Operations.

9.	Portfolio Investments, Concentration and Investment Quality

The Fund invests primarily in a diversified portfolio of preferred securities. This includes fully taxable preferred securities and traditional preferred stocks eligible for the inter-corporate dividends received deduction (“DRD”). Under normal market conditions, at least 80% of the Fund’s total assets will be invested in preferred securities. Also, under normal market conditions, the Fund invests at least 25% of its total assets in the financials sector, which for this purpose is comprised of the bank, thrifts and mortgage finance, diversified financial services, finance, consumer finance, capital markets, asset management and custody, investment banking and brokerage, insurance, insurance brokerage, and real estate investment trust (“REIT”) industries. From time to time, the Fund may have 25% or more of its total assets invested in any one of these industries. The Fund’s portfolio may therefore be subject to greater risk and market fluctuation than a portfolio of securities representing a broader range of investment alternatives.

At the time of purchase, at least 90% of the Fund’s managed assets will be either (a) rated investment grade by any one of Moody’s, S&P or Fitch or (b) issued by companies with issuer or senior unsecured debt ratings that are investment grade by any one of Moody’s, S&P or Fitch. In addition, the Fund may invest in unrated securities that the Fund’s investment adviser deems to be comparable in quality to rated issues in which the Fund is authorized to invest.

The Fund may invest up to 15% of its total assets in common stocks, which total includes those convertible securities that trade in close relationship to the underlying common stock of an issuer, and, under normal market conditions, may invest up to 20% of its total assets in debt securities. Certain of its investments in hybrid (i.e., fully taxable, preferred) securities, will be subject to the foregoing 20% limitation to the extent that, in the opinion of the Adviser, such investments are deemed to be debt-like in key characteristics. Typically, a security will not be considered debt-like (a) if an issuer can defer payment of income for eighteen months or more without triggering an event of default and (b) if such issue is a junior and fully subordinated liability of an issuer or its ultimate guarantor.

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

In addition to foreign money market securities, the Fund may invest up to 30% of its total assets in the securities of companies organized or having their principal place of business outside the United States. All foreign securities held by the Fund will be denominated in U.S. dollars.

The Fund may employ certain investment techniques in accordance with its fundamental investment policies. These may include the use of when-issued and delayed delivery transactions. Securities purchased or sold on a when-issued or delayed delivery basis may be settled within 45 days after the date of the transaction. The Fund may also enter into transactions, in accordance with its investment policies, involving short sales of securities and purchases of securities on margin. Such transactions may expose the Fund to credit and market valuation risk greater than that associated with regular trade settlement procedures.

10.	Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

ADDITIONAL INFORMATION (Unaudited)

Dividend Reinvestment and Cash Purchase Plan

Under the Fund’s Dividend Reinvestment and Cash Purchase Plan (the “Plan”), a Shareholder whose Common Stock is registered in his or her own name will have all distributions reinvested automatically by BNY Mellon as agent under the Plan, unless the Shareholder elects to receive cash. Registered Shareholders may elect to receive cash by contacting BNY Mellon at the number provided below. If shares are registered in the name of a broker-dealer or other nominee (that is, in “street name”) and the broker or nominee participates in the Plan, distributions may be reinvested by the broker or nominee in additional shares under the Plan, unless the Shareholder elects to receive distributions in cash. Shareholders may elect to receive cash by contacting their broker or nominee. A Shareholder who holds Common Stock registered in the name of a broker or other nominee may not be able to transfer the Common Stock to another broker or nominee and continue to participate in the Plan. Investors who own Common Stock registered in street name should consult their broker or nominee for details regarding reinvestment.

The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price per share of the Fund’s Common Stock is equal to or exceeds the net asset value per share on the valuation date, participants in the Plan will be issued new shares valued at the higher of net asset value or 95% of the then current market value. Otherwise, BNY Mellon will buy shares of the Fund’s Common Stock in the open market, on the New York Stock Exchange or elsewhere, on or shortly after the payment date of the dividend or distribution and continuing until the ex-dividend date of the Fund’s next distribution to holders of the Common Stock or until it has expended for such purchases all of the cash that would otherwise be payable to the participants. The number of purchased shares that will then be credited to the participants’ accounts will be based on the average per share purchase price of the shares so purchased, including brokerage commissions. If BNY Mellon commences purchases in the open market and the then current market price of the shares (plus any estimated brokerage commissions) subsequently exceeds their net asset value most recently determined before the completion of the purchases, BNY Mellon will attempt to terminate purchases in the open market and cause the Fund to issue the remaining dividend or distribution in shares. In this case, the number of shares received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. These remaining shares will be issued by the Fund at the higher of net asset value or 95% of the then current market value.

Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to BNY Mellon’s open market purchases in connection with the reinvestment of dividends or capital gains distributions. For the six months ended May 31, 2017, there were no brokerage commissions incurred.

The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares.

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

ADDITIONAL INFORMATION (Unaudited) (Continued)

In addition to acquiring shares of Common Stock through the reinvestment of cash dividends and distributions, a shareholder may invest any further amounts from $100 to $3,000 semi-annually at the then current market price in shares purchased through the Plan. Such semi-annual investments are subject to any brokerage commission charges incurred by BNY Mellon under the Plan.

A shareholder whose Common Stock is registered in his or her own name may terminate participation in the Plan at any time by notifying BNY Mellon in writing, by completing the form on the back of the Plan account statement and forwarding it to BNY Mellon, or by calling BNY Mellon, directly. A termination will be effective immediately if notice is received by BNY Mellon not less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, and only with respect to any subsequent dividends or distributions, on the first day after the dividend or distribution has been credited to the participant’s account in additional shares of the Fund. Upon termination and according to a participant’s instructions, BNY Mellon will either (a) issue certificates for the whole shares credited to the shareholder’s Plan account and a check representing any fractional shares or (b) sell the shares in the market. Shareholders who hold Common Stock registered in the name of a broker or other nominee should consult their broker or nominee to terminate participation.

The Plan is described in more detail in the Fund’s Plan brochure. Information concerning the Plan may be obtained from BNY Mellon at 1-866-351-7446.

Additional Compensation Agreement

The Adviser has agreed to compensate Merrill Lynch from its own resources at an annualized rate of 0.10% of the Fund’s total managed assets for certain services, including after-market support services designed to maintain visibility of the Fund.

Proxy Voting Policies and Proxy Voting Record on Form N-PX

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30th no later than August 31st of each year. The Fund filed its latest Form N-PX with the Securities and Exchange Commission (“SEC”) on August 1, 2016 as amended on August 30, 2016. These filings, as well as the Fund’s proxy voting policies and procedures are available (i) without charge, upon request, by calling the Fund’s Transfer Agent at 1-866-351-7446 and (ii) on the SEC’s website at www.sec.gov. In addition, the Fund’s proxy voting policies and procedures are available on the Fund’s website at www.preferredincome.com.

Portfolio Schedule on Form N-Q

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q, the latest of which was filed for the quarter ended February 28, 2017. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov or may be viewed and obtained from the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

ADDITIONAL INFORMATION (Unaudited) (Continued)

Meeting of Shareholders

On April 19, 2017, the Fund held its Annual Meeting of Shareholders for the purpose of electing Directors of the Fund. The proposal was approved by the shareholders and the results of the voting are as follows:

Name	For	Withheld
David Gale	38,084,230.875	845,788.800

Ms. Karen H. Hogan and Messrs. R. Eric Chadwick and Morgan Gust continue to serve in their capacities as Directors of the Fund.

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

ADDITIONAL INFORMATION (Unaudited) (Continued)

Information about Fund Directors and Officers

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below.

Name, Address, and Age	Current Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Director**	Other Public Company Board Memberships During Past Five Years
NON-INTERESTED DIRECTORS:

Morgan Gust 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 70	Lead Director and Nominating and Governance Committee Chair	Class II Director since inception	Owner and operator of various entities engaged in agriculture and real estate.	5	CoBiz Financial, Inc. (financial services) through September 2015.

David Gale 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 68	Director	Class I Director since inception	President of Delta Dividend Group, Inc. (investments).	5	Emmis Communications through 2012.

Karen H. Hogan*** 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 56	Director and Audit Committee Chair	Class III Director since October 2016; Class II Director from 2005-2016	Board Member, IKAR, a non-profit organization; Active Committee Member and Volunteer to several non-profit organizations.	5	None

*	The Fund’s Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

Class I Director – three year term expires at the Fund’s 2020 Annual Meeting of Shareholders; director may continue in office until his successor is duly elected and qualifies.

Class II Director – three year term expires at the Fund’s 2018 Annual Meeting of Shareholders; director may continue in office until his successor is duly elected and qualifies.

Class III Directors – three year term expires at the Fund’s 2019 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualify.

**	Each Director also serves as a Director for Flaherty & Crumrine Preferred Income Fund, Flaherty & Crumrine Preferred Income Opportunity Fund, Flaherty & Crumrine Total Return Fund and Flaherty & Crumrine Dynamic Preferred and Income Fund.

***	Ms. Hogan became Chair of each Fund’s Audit Committee effective as of February 1, 2016.

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ADDITIONAL INFORMATION (Unaudited) (Continued)

Name, Address, and Age	Current Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Director**	Other Public Company Board Memberships During Past Five Years
INTERESTED DIRECTOR and OFFICER:

R. Eric Chadwick† 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 42	Director, Chairman of the Board, Chief Executive Officer and President	Class III Director since 2016	Portfolio Manager of Flaherty & Crumrine; President of Flaherty & Crumrine since 2014; Vice President of Flaherty & Crumrine until September 2014.	5	None

*	The Fund’s Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

Class I Director – three year term expires at the Fund’s 2020 Annual Meeting of Shareholders; director may continue in office until his successor is duly elected and qualifies.

Class II Director – three year term expires at the Fund’s 2018 Annual Meeting of Shareholders; director may continue in office until his successor is duly elected and qualifies.

Class III Directors – three year term expires at the Fund’s 2019 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualify.

**	Each Director also serves as a Director for Flaherty & Crumrine Preferred Income Fund, Flaherty & Crumrine Preferred Income Opportunity Fund, Flaherty & Crumrine Total Return Fund and Flaherty & Crumrine Dynamic Preferred and Income Fund.

†	“Interested person” of the Fund as defined in the 1940 Act. Mr. Chadwick is considered an “interested person” because of his affiliation with Flaherty & Crumrine Incorporated, which acts as the Fund’s investment adviser.

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

ADDITIONAL INFORMATION (Unaudited) (Continued)

Name, Address, and Age	Current Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years

OFFICERS:

Chad C. Conwell 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 44	Chief Compliance Officer, Vice President and Secretary	Since 2005	Executive Vice President of Flaherty & Crumrine since September 2014; Chief Compliance Officer and Chief Legal Officer of Flaherty & Crumrine; Vice President of Flaherty & Crumrine until September 2014

Bradford S. Stone 47 Maple Street Suite 403 Summit, NJ 07901 Age: 57	Chief Financial Officer, Vice President and Treasurer	Since 2003	Portfolio Manager of Flaherty & Crumrine; Executive Vice President of Flaherty & Crumrine since September 2014; Vice President of Flaherty & Crumrine until September 2014

Roger Ko 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 42	Assistant Treasurer	Since 2014	Trader of Flaherty & Crumrine since September 2013; Director at Deutsche Bank Securities from 2009 to July 2013

Laurie C. Lodolo 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 53	Assistant Compliance Officer, Assistant Treasurer and Assistant Secretary	Since 2004	Assistant Compliance Officer and Secretary of Flaherty & Crumrine

Linda M. Puchalski 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 60	Assistant Treasurer	Since 2010	Administrator of Flaherty & Crumrine

*	Each officer serves until his or her successor is elected and qualifies or until his or her earlier resignation or removal.

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

ADDITIONAL INFORMATION (Unaudited) (Continued)

BOARD CONSIDERATION AND APPROVAL OF CONTINUANCE OF INVESTMENT ADVISORY AGREEMENT

On January 23, 2017, the Board of Directors (the “Board”) of the Flaherty & Crumrine Preferred Securities Income Fund Incorporated (the “Fund”) approved the continuation of the existing investment advisory agreement with Flaherty & Crumrine Incorporated (the “Adviser”) (the “Agreement”). The following paragraphs summarize the material information and factors considered by the Board, including the Board members who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund, as well as their conclusions relative to such factors.

In considering whether to approve the Fund’s Agreement, the Board members considered and discussed a substantial amount of information and analysis provided, at the Board’s request, by the Adviser. The Board members also considered detailed information regarding performance and expenses of other investment companies thought to be generally comparable to the Fund. The Board members discussed with management this and other information relating to the Agreement during the Special Meeting held on January 17, 2017 for that specific purpose. In reaching their determinations relating to continuance of the Agreement, the Board members considered these discussions and all other factors they believed relevant, including the factors discussed below and their multi-year experience as directors of the Fund. In their deliberations, Board members did not identify any particular information that was all-important or controlling, and Board members may have attributed different weights to the various factors. The Board members evaluated this information, and all other information available to them, for the Fund. In particular, the Board members focused on the following with respect to the Fund.

Nature, Extent and Quality of Services

The Board members reviewed in detail the nature and extent of services provided by the Adviser and the quality of those services over the past year and since inception. The Board members noted that these services included managing the Fund’s investment program, as well as the continued provision of significant administrative services beyond what the Agreement required. The Board members noted that the Adviser also provided, generally at its expense: office facilities for use by the Fund; personnel responsible for supervising the performance of administrative, accounting and related services; and investment compliance monitoring. The Board members also considered the Adviser’s sound financial condition and the Adviser’s commitment to its business. The Board members evaluated the Adviser’s services based on their direct experience serving as Directors for many years, focusing on (i) the Adviser’s knowledge of the preferred securities market generally, (ii) the Adviser’s internal resources dedicated to identifying opportunities to add additional value through hedging and other sophisticated financial transactions, and (iii) the Adviser’s culture of compliance. The Board members reviewed the personnel responsible for providing services to the Fund and observed that, based on their experience and interaction with the Adviser: (1) the Adviser’s personnel exhibited a high level of personal integrity, diligence and attention to detail in carrying out their responsibilities under the Agreement; (2) the Adviser was responsive to requests of the Board, and its personnel were available between Board meetings to answer questions from Board members; and (3) the Adviser had kept the Board apprised of developments relating to the Fund. The Board members also considered continued efforts undertaken by the Adviser to maintain an effective compliance program. The

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

ADDITIONAL INFORMATION (Unaudited) (Continued)

Board members concluded that the nature and extent of the services provided were reasonable and appropriate in relation to the Fund’s investment goals and strategies, the corporate and regulatory environment in which the Fund operates, the level of services provided by the Adviser, and that the quality of the Adviser’s service continues to be high.

Investment Performance

The Board members took note of the Adviser’s continued adherence to its investment discipline. The Board members were provided with information regarding the Fund’s total return on net asset value performance in comparison to its peer funds for the 1-, 3-, 5-, and 10-year periods. This information showed that the Fund’s performance was above the peer group average for all periods. The Board members reviewed the Fund’s performance compared to relevant indices and funds thought to be generally comparable to the Fund and examined differences between the Fund and certain funds in the comparison group. The Board members also reviewed in detail relative fees and expenses of the Fund and the funds in the comparison group, including comparative advisory fee, administration fee and total expense ratios, and noted that the Fund had below average advisory fees, below average advisory/administration fees and, a below average total expense ratio.

Profitability

The Board members considered the Adviser’s methodology for determining its profitability with respect to the Fund, and the Adviser’s profit margin on an after-tax basis attributable to managing the Fund based on two expense allocation methods. The Board members also considered that the Adviser provided, for a lower fee, services to separate account clients and determined that the difference was justified in light of the additional services and costs associated with managing registered investment companies, such as the Fund. The Board members accepted the Adviser’s statement that it did not realize material indirect benefits from its relationship with the Fund and did not obtain soft dollar credits from securities trading.

Economies of Scale

The Board members considered whether economies of scale could be realized because the Adviser advises other similar funds. The Board members acknowledged that, because the Adviser’s portfolio management is focused exclusively on preferred securities, certain economies of scale could be realized across all of the Adviser’s clients in terms of research and portfolio management and that these economies are shared by all of the Adviser’s clients both through the overall level of fees and through reinvestment in the Adviser’s business with technology, added personnel and infrastructure. The Board members also noted that the Fund’s advisory fee schedule declines as assets increase beyond a certain level (commonly known as a “breakpoint”), and that breakpoints provide for a sharing with shareholders of benefits derived as a result of potential economies of scale.

In light of their discussions and considerations as described above, the Board members made the following determinations:

•	the nature and extent of the services provided by the Adviser are reasonable and appropriate, and the quality of the services is high;

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

ADDITIONAL INFORMATION (Unaudited) (Continued)

•	the Fund’s overall performance over time has been satisfactory, given the Fund’s investment policies and strategies and the Adviser’s adherence to them;

•

the fee paid to the Adviser was reasonable in light of (i) comparative performance and expense and advisory fee information, considered over relevant time periods, (ii) the cost of the services provided and profits realized, and (iii) the benefits derived or to be derived by the Adviser from the relationship with the Fund; and

•

there were not at this time significant economies of scale to be realized by the Adviser in managing the Fund’s assets, and the fee was structured to provide for a sharing of the benefits of economies of scale.

Based on these conclusions, the Board members determined that approval of the continuation of the Agreement was in the best interests of the Fund and its shareholders.

Directors

R. Eric Chadwick, CFA

Chairman of the Board

Morgan Gust

David Gale

Karen H. Hogan

Officers

R. Eric Chadwick, CFA

Chief Executive Officer and

President

Chad C. Conwell

Chief Compliance Officer,

Vice President and Secretary

Bradford S. Stone

Chief Financial Officer,

Vice President and Treasurer

Roger W. Ko

Assistant Treasurer

Laurie C. Lodolo

Assistant Compliance Officer,

Assistant Treasurer and

Assistant Secretary

Linda M. Puchalski

Assistant Treasurer

Investment Adviser

Flaherty & Crumrine Incorporated

e-mail: flaherty@pfdincome.com

Servicing Agent

Destra Capital Investments LLC

1-877-855-3434

Questions concerning your shares of Flaherty & Crumrine Preferred Securities Income Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.
•	If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent —

BNY Mellon c/o Computershare

P.O. Box 30170

College Station, TX 77842-3170

1-866-351-7446

This report is sent to shareholders of Flaherty & Crumrine Preferred Securities Income Fund Incorporated for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Semi-Annual

Report

May 31, 2017

www.preferredincome.com

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Flaherty & Crumrine Preferred Securities Income Fund Incorporated

By (Signature and Title)*	/s/ R. Eric Chadwick
R. Eric Chadwick, Chief Executive Officer and President
(principal executive officer)

Date	7/28/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ R. Eric Chadwick
R. Eric Chadwick, Chief Executive Officer and President
(principal executive officer)

Date	7/28/2017

By (Signature and Title)*	/s/ Bradford S. Stone
Bradford S. Stone, Chief Financial Officer, Treasurer
and Vice President
(principal financial officer)

Date	7/28/2017

* Print the name and title of each signing officer under his or her signature.